Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the accompanying Annual Report of Hercules Capital, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2023 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, I, Scott Bluestein, Director, President, Chief Executive Officer and Chief Investment Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 15, 2024	By:	/S/ SCOTT BLUESTEIN
Scott Bluestein
Director, President, Chief Executive Officer, and Chief Investment Officer (Principal Executive Officer)